UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 20, 2015

OMNIVISION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29939	77-0401990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Burton Drive

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 567-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02              Termination of a Material Definitive Agreement

On November 20, 2015, OmniVision Technologies, Inc., a Delaware corporation (the “Company”), received all necessary approvals from governmental authorities in Taiwan in connection with the proposed acquisition of the Company by a consortium composed of Hua Capital Management Co., Ltd., CITIC Capital Holdings Limited, and GoldStone Investment Co., Ltd. (the “Acquisition”).  The proposed Acquisition remains subject to the receipt of regulatory approvals in the People’s Republic of China, as well as other customary closing conditions. The Company expects the proposed Acquisition to close in the third or fourth fiscal quarter of fiscal year 2016.  In connection with the expected closing of the Acquisition, the Company terminated certain agreements and completed divestments of certain assets as described below.

Termination of Amended and Restated Shareholders’ Agreement

On November 20, 2015, the Company, through its wholly-owned subsidiary OmniVision Investment Holding (BVI) Ltd. (“OVT BVI”), entered into a Termination Agreement (the “Termination Agreement”) with TSMC Partners, Ltd. (“TSMC Partners”), VisEra Technologies Company, Ltd. (“VisEra”) and VisEra Holding Company (“VisEra Cayman”) that terminated the Amended and Restated Shareholders’ Agreement (the “Shareholders’ Agreement”) dated August 12, 2005, as amended, by and among OmniVision International Holding Ltd. (“OVT International”), Taiwan Semiconductor Manufacturing Co. Ltd. (“TSMC”), VisEra and VisEra Cayman.

As described in further detail in the Company’s Current Report on Form 8-K filed on August 18, 2005, under the terms of the Shareholders’ Agreement and its predecessor agreement, the Company and TSMC agreed to form VisEra, a joint venture in Taiwan, for the purposes of providing manufacturing services and automated final testing services related to CMOS image sensors.  Pursuant to the terms of the Shareholders’ Agreement, the parties had agreed to capital commitments for the joint venture, which commitments were later reaffirmed through additional contributions of capital and various subsequent amendments to the Shareholders’ Agreement.

The termination of the Shareholders Agreement occurred concurrently with the completion of the divestments of certain of the Company’s investments in Taiwan described below.

The foregoing descriptions of the Shareholders’ Agreement and the Termination Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements. A copy of the Shareholders’ Agreement was filed as Exhibit 10.13 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2005 and is incorporated herein by reference and a copy of the First Amendment to the Shareholders’ Agreement was filed as Exhibit 10.16 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2007 and is incorporated herein by reference. A copy of the Termination Agreement will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending January 31, 2016.

Termination of Loan and Security Agreement and Related Agreements

On November 20, 2015 and in connection with the anticipated completion of the Acquisition, all amounts due and owing under the Loan and Security Agreement (the “Credit Agreement”), dated as of March 16, 2007, as amended, by and between the Company, as borrower, and Citibank, N.A. (“Citibank”), as lender, were paid in full and the Credit Agreement was terminated in accordance with its terms.

In addition, the following related agreements were also terminated concurrently with the Credit Agreement (the following agreements, together with the Credit Agreement, the “Loan Documents”):

•                  First Amendment to Loan and Security Agreement dated October 31, 2008 (the “First Amendment”);

•                  Second Amendment to Loan and Security Agreement dated April 11, 2012 (the “Second Amendment”);

•                  Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing made as of March 20, 2007 by the Company, as trustor, to First American Title Insurance Company, as trustee, for the benefit of Citibank, as beneficiary (the “Deed of Trust”);

•                  Stock Pledge Agreement entered into as of March 16, 2007 by the Company, as pledgor, in favor of Citibank, as secured party (the “Pledge Agreement”);

•                  Promissory Note Secured by Deed of Trust (Term Loan) issued by the Company to Citibank dated March 16, 2007 (the “Term Loan Note”); and

•                  Promissory Note Secured by Deed of Trust (Mortgage Loan) issued by the Company to Citibank dated March 16, 2007 (the “Mortgage Loan Note”).

A description of the material terms of the Loan Documents is available in the Company’s Current Report on Form 8-K filed on March 22, 2007 and is incorporated herein by reference.  Copies of the Credit Agreement, Deed of Trust, Pledge Agreement, Term Loan Note and Mortgage Loan Note were filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2007 and are incorporated herein by reference.  In addition, a copy of the First Amendment was filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2008, and a copy of the Second Amendment was filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2012, each of which is incorporated herein by reference.

Item 2.01              Completion of Acquisition or Disposition of Assets

On November 20, 2015, the Company completed the divestitures of certain of its investments in Taiwan pursuant to (i) the Share Purchase Agreement (the “VisEra Purchase Agreement”) entered into by and among the Company, OVT BVI, OVT International and TSMC Partners, effective August 14, 2015 and (ii) the Share Purchase Agreement (the “OmniVision Taiwan Purchase Agreement”) entered into by and among the Company, OVT International and TSMC, effective August 14, 2015, the terms of which were previously disclosed in the Company’s Current Report on Form 8-K filed on August 20, 2015.  The divestitures were effected in order to obtain clearance or approval under applicable law in Taiwan in connection with the anticipated completion of the Acquisition.

Pursuant to the terms and subject to the conditions set forth in the VisEra Purchase Agreement, TSMC Partners acquired all of the shares of VisEra Cayman held directly by OVT BVI (and held indirectly by the Company) for an aggregate purchase price of US$110,940,000.  Prior to the divestiture, VisEra Cayman was a joint venture of the Company (through its wholly owned subsidiary, OVT BVI) and TSMC Partners.

In addition, pursuant to the terms and subject to the conditions set forth in the OmniVision Taiwan Purchase Agreement, TSMC acquired all of the shares of Taiwan OmniVision Investment Holding Co. Ltd. (“OVT Taiwan”) held directly by OVT International (and held indirectly by the Company) for an aggregate purchase price of NT$431,755,560.  Prior to the divestiture, OVT Taiwan was a joint venture of the Company (through its wholly owned subsidiary, OVT International) and TSMC.

The foregoing descriptions of the VisEra Purchase Agreement and the OmniVision Taiwan Purchase Agreement are not complete and are qualified in their entirety by reference to the full text of such agreements, which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1

Share Purchase Agreement, effective as of August 14, 2015, by and among OmniVision Technologies, Inc., OmniVision Investment Holding (BVI) Ltd., OmniVision International Holding Ltd. and TSMC Partners, Ltd.

2.2	Share Purchase Agreement, effective as of August 14, 2015, by and among OmniVision Technologies, Inc., OmniVision International Holding Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNIVISION TECHNOLOGIES, INC.

By:	/s/ Anson Chan
Anson Chan
Chief Financial Officer

Date:  November 24, 2015

EXHIBIT INDEX

Exhibit No.	Description
2.1

Share Purchase Agreement, effective as of August 14, 2015, by and among OmniVision Technologies, Inc., OmniVision Investment Holding (BVI) Ltd., OmniVision International Holding Ltd. and TSMC Partners, Ltd.

2.2	Share Purchase Agreement, effective as of August 14, 2015, by and among OmniVision Technologies, Inc., OmniVision International Holding Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd.